UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 13, 2021

Valaris Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-08097	98-1589854
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Claredon House, 2 Church Street
Hamilton, Bermuda HM 11
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 44 (0) 20 7659 4660

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value share	VAL	New York Stock Exchange
Warrants to purchase Common Shares	VAL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events

As previously reported by Valaris Limited (“Valaris” or the “Company”), 75,000,000 of the Company’s common shares, par value $0.01 (the “Common Shares”), were issued pursuant to the Fourth Amended Joint Chapter 11 Plan of Reorganization of Valaris plc and certain of its wholly owned direct and indirect subsidiaries pursuant to Chapter 11 of the Bankruptcy Code (as amended, modified or supplemented from time to time, the “Plan”). The Common Shares were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) under Section 1145 of chapter 11 of title 11 of the United States Code and, to the extent such exemption was unavailable, in reliance on the exemption provided by section 4(a)(2) under the Securities Act. Common Shares issued pursuant to section 4(a)(2) of the Securities Act bear a restrictive legend (the “Restricted Shares”).

As of August 11, 2021 and based on information provided by the Company’s transfer agent, there were 10,167,855 Restricted Shares outstanding held by 199 holders of record. Notwithstanding the foregoing, the Company has filed a registration statement on Form S-1 (the “Registration Statement”) of the Securities Act registering the re-sale of certain Restricted Securities. Upon resale pursuant to the Registration Statement, Restricted Shares will no longer be restricted or bear a restrictive legend. Additionally, under the provisions of Rule 144 of the Securities Act (“Rule 144”), non-affiliates will be entitled to transfer or sell their Restricted Shares without restrictions as early as October 30, 2021. Sales consistent with the Registration Statement and the provisions of Rule 144 will have the effect of increasing the public float of our Common Shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valaris Limited

August 13, 2021	/s/ Darin Gibbins
Darin Gibbins
Vice President - Investor Relations & Treasurer

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